ACKNOWLEDGMENT FOR DEFERRAL
                                        OF
                      FISCAL YEAR 2002 INCENTIVE PLAN BONUS



     Energizer  Holdings,  Inc. and             acknowledge that, of the
                                   ------------                          -------
FY2002 Bonus awarded to Participant under the Fiscal Year 2002 Incentive Bonus Program, shall be deferred, effective November 15, 2002, as previously requested by Participant, into the Measurement Fund(s) available under the Energizer Holdings, Inc. Deferred Compenstaion Plan (the "Plan").

     Pursuant to Participant's request, the following amounts have been deferred for Participant in the manner set forth below:

(1)  ENERGIZER HOLDINGS, INC. COMMON STOCK MEASUREMENT FUND -

     (a)               in Energizer common stock equivalents and
          ------------
     (b)               in Energizer common stock equivalents,
          ------------
          representing the Company Matching Contribution (25% of amount listed in 1(a) above).

(2)  OTHER MEASUREMENT FUNDS - $           in other Measurement Funds as
                                ---------
     previously selected by Participant.

     Participant's deferral as described hereunder is pursuant to the Plan and is Subject in all respects to the terms and conditions of the Plan. THIS AGREEMENT SUPERCEDES ANY PREVIOUS AGREEMENT FOR DEFERRAL OF 2002 ANNUAL CASH BONUS.


ACKNOWLEDGED:                                       ENERGIZER HOLDINGS, INC.


                                                    By:
----------------------------                           --------------------
                                                       Peter Conrad
                                                       Vice President
                                                       Human Resources
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Date